          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer


                                AVATAR HOLDINGS INC.
                                 255 Alhambra Circle
                            Coral Gables, Florida  33134



                                               February 13, 1997



          Mr. Gerald D. Kelfer
          Odyssey Partners, L.P.
          31 West 52nd Street
          New York, New York 10019

          Dear Mr. Kelfer:

          We are writing with respect to your employment by Avatar Holdings Inc. (the "Company") as follows:

                      1. Employment. The Company agrees to employ you and you agree to be employed by the Company commencing on February 13, 1997 (the "Commencement Date") and ending on the fifth anniversary thereof (unless sooner terminated as hereinafter provided), on the terms and subject to the conditions set forth in this agreement ("Agreement").

                      2.   Duties.
                      (a)  You   shall  continue  to  be   nominated  as  a
          director of the Company and, subject to your election thereto by the Board of Directors or the stockholders of the Company, you shall be employed as Vice Chairman of the Board of Directors of the Company; and you shall also be employed as the President of the Company. In such capacities, you shall serve as a senior executive officer of the Company and shall have the duties and responsibilities prescribed for such positions by the By-Laws of the Company, and shall have such other duties and responsibilities as may from time to time be prescribed by the Board of Directors of the Company or the Executive Committee of the Board of Directors, provided that such duties and responsibilities are consistent with your positions as a senior executive officer. In the event that during the term of your employment hereunder your duties and responsibilities are expanded or your title is changed (without reduction in status), then in either or both events the rights and obligations under this Agreement shall not be affected. In the performance of your duties, you shall be subject to the supervision and direction of the Board of Directors of the Company and the Executive Committee of the Board of Directors.



          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued


                           (b) Subject to the term of your employment hereunder, you shall devote your full working time and effort to the proper performance of your duties and responsibilities as Vice Chairman of the Board of Directors and President. You hereby represent and warrant to the Company that you have no obligations under any existing employment or service agreement and that your performance of the services required of you hereunder will not conflict with other existing obligations or commitments. Nothing in this Agreement shall preclude you from engaging, consistent with your duties and responsibilities hereunder, in charitable and community affairs.

                           (c) You shall perform the services contemplated hereunder at the principal executive office of the Company and at such other locations as may be reasonably necessary to the performance of such services, and you shall be required to relocate your principal residence to the vicinity of the principal executive offices of the Company as soon as practicable after the Commencement Date.


                      3.   Compensation.

                           (a) Base Salary. During the term of your employment hereunder, the Company shall pay you, and you shall accept from the Company for your services, a salary at the rate of $450,000 per year during your first year of employment, which rate of salary shall be increased (but not decreased) by $20,000 per year on each anniversary of the Commencement Date occurring during the term of your employment hereunder ("Base Salary").
          Such Base Salary shall be payable in accordance with the Company's policy with respect to the compensation of executives.

                           (b) Annual Bonus. During the term of your employment hereunder, the Company shall pay you, and you shall accept from the Company for your services, in addition to your Base Salary, an annual cash bonus of $500,000 ("Annual Bonus"). Such Annual Bonus shall be payable in accordance with the Company's policy with respect to the compensation of executives, but no later than 30 days after the applicable anniversary of the Commencement Date.

                           (c) Deferred Compensation. You shall have the right to defer receipt of some or all of the compensation which you are entitled to receive hereunder by written notice to the Company, which notice shall set forth the date to which you wish to defer receipt of such compensation. If you elect to defer receipt of all or any portion of the Base Salary and/or Annual Bonus ("Deferred Compensation"), the amount due you shall be adjusted periodically to reflect any interest that would be realized with respect to the Deferred Compensation had it been invested at the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank's base rate. No specific assets of the Company shall be allocated or segregated with respect to the Deferred Compensation and the foregoing shall not be construed to create a trust of any kind or a fiduciary relationship between the Company and you,


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

          the executor or administrator of your estate or any other person. Your right, or the right of your estate, to receive the Deferred Compensation, as adjusted in accordance with this paragraph 3(c), shall be no greater than the right of an unsecured general creditor of the Company.

                           (d) Stock Option Arrangements. In consideration of your executing this Agreement, the Company will recommend to the Committee (as defined in the Company's Incentive and Capital Accumulation Plan) that you be granted on the Commencement Date an option (the "Option") to purchase an aggregate of 225,000 shares of common stock, $1.00 par value, of the Company (the "Option Shares"), at an exercise price of $34 per share, pursuant to the terms of the Nonqualified Stock Option Agreement and the Incentive and Capital Accumulation Plan (the "Incentive Plan") attached hereto as Exhibit A which shall be subject to the approval of the stockholders of the Company.

                           (e) Expenses. During your employment, you will be reimbursement for all reasonable expenses incurred by you in performing your services hereunder, provided that you properly account therefor in accordance with Company policy.

                           (f) Relocation and Temporary Living Expenses. The Company agrees to pay all expenses, in an amount not to exceed $30,000 in the aggregate, reasonably incurred by you in relocating yourself and your family to the vicinity of the principal executive offices of the Company, such relocation expenses to include, but not be limited to, actual moving company expenses, airfares and hotels. Pending such relocation, the Company shall provide you and your family with temporary living quarters in the vicinity of the principal executive offices of the Company, suitable to your position with the Company as provided in this Agreement, and shall pay your and your family's commutation costs, all of which expenses shall not exceed $30,000 in the aggregate. You agree to provide adequate documentation to the Company for all expenses relating to relocation, temporary living quarters and commutation.


                           4. Vacations. During your employment, you shall be entitled to three weeks paid vacation per year to be taken at times consistent with the proper performance of your duties on behalf of the Company. You shall also be entitled to all paid holidays given by the Company to its senior executives.

                           5. Participation in Benefit Plans. You shall be entitled to participate in and to receive benefits under all the Company's employee benefit plans and arrangements (other than plans relating to stock options, restricted stock, stock appreciation rights, "phantom stock" or similar plans) in effect on the date hereof, and you shall also be entitled to participate in or receive benefits under any pension or retirement plan, savings plan, or health-and-accident plan made available by the Company in the future to its senior executives and other key management employees, subject to and on a basis
          consistent     with   the   terms,     conditions  and    overall


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

          administration of such plans and arrangements and provided that you meet the eligibility requirements thereof.


                           6. Other Offices. You further agree to serve without additional compensation, if elected or appointed thereto, as an officer or director of any of the Company's subsidiaries or affiliates or as any other officer of the Company.


                           7.  Termination.

                           (a) Death.  Your   employment  hereunder   shall
          terminate upon your death.

                           (b) Disability. In the event of your permanent disability (as hereinafter defined) during the term of your employment hereunder, the Company shall have the right, upon written notice to you, to terminate your employment hereunder, effective upon the giving of such notice. For the purposes hereof, "permanent disability" shall be defined as any physical or mental disability or incapacity which renders you incapable of fully performing the services required of you in accordance with your obligations hereunder for a period of 120 consecutive days or for shorter periods aggregating 120 days during any period of twelve (12) consecutive months.

                           (c) Cause.  The  Company   may  terminate   your
          employment hereunder  for  "Cause".   For  the  purposes  hereof,
          termination for "Cause" shall mean termination after:

                              (i) your commission of a material act of fraud against the Company or its affiliates;

                              (ii) your conviction of (or pleading by you of nolo contendere to) any crime which constitutes a felony in the jurisdiction involved; or

                              (iii)     the    willful,    repeated    and
                    demonstrable failure  by you  substantially to  perform


                    your duties over a period of not less than 30 days, other than any such failure resulting from your incapacity due to physical or mental illness, or material breach of any of your obligations under this Agreement, and your failure to cure such failure or breach within 30 days after receipt of written notice from the Chairman of the Board of Directors of the Company.

                    (d) At End of Second Year. The Company shall have the right to terminate your employment hereunder on the second anniversary of the Commencement Date (without any reason whatsoever) if communicated to you by a written Notice of Termination (as hereinafter defined) at least 60 days prior to
          the   second   anniversary   of   the    Commencement   Date,  in
          which event your compensation shall be paid in accordance with paragraph 8 (f) hereof; provided,


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

          however, that upon and following a Change of Control (as hereinafter defined) occurring at any time prior to the second anniversary of the Commencement Date, the Company shall no longer have the right to terminate your employment pursuant to this paragraph 7(d). For purposes of this paragraph 7(d), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

                    (1) A person or entity or group of persons or entities, acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the issued and outstanding common stock of the Company (a "Significant Owner"), unless such shares are originally issued to such Significant Owner by the Company; or

                    (2) The majority of the Company's Board of Directors is no longer comprised of (x) the incumbent directors who constitute the Board of Directors on the date hereof and (y) any other individual(s) who becomes a director subsequent to the date hereof whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or

                    (3) A sale of all or substantially all of the assets of the Company, or a dissolution or complete liquidation of the Company; or

                    (4) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clauses (1) through (3) above, and such transaction shall have been consummated; or

                    (5) Odyssey Partners, L.P. (or its successors or distributees in liquidation) and Leon Levy shall sell or otherwise dispose of its or his beneficial interest in all or substantially all of the common stock of the Company beneficially owned by them on the date hereof.

                    (e)   Termination  by  You.   You  may  terminate  your
          employment hereunder  for  Good Reason.    For purposes  of  this
          Agreement, "Good Reason" shall mean (A) the failure of the  Board
          of  Directors  to  continue  to   recommend  or  elect,  or   the
          stockholders of  the  Company to  continue  to elect,  you  as  a director of the Company throughout the term of your employment hereunder, or the failure of the Board of Directors to elect you or continue to elect you to the Executive Committee of the Board, provided that if you are not so continued, the Company shall be entitled to cure such failure within thirty (30) days after you cease to serve as a director or a member of the Executive Committee, as the case may be, (B) any assignment to you of any
          material   duties  other  than  those  contemplated   by,  or any
          limitation of your powers or in any respect not contemplated by, paragraph 2 hereof, provided that you first deliver written notice


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

          thereof  to  the  Chairman  of   the  Board  of  Directors of the
          Company and the Company shall have failed to cure such non-permitted assignment or limitation within thirty (30) days after receipt of such written notice, or (C) a reduction in your rate of compensation, or a material reduction in your fringe benefits or any other material failure by the Company to perform any of its material obligations hereunder, provided that you first deliver written notice thereof to the Chairman of the Board of the Company and the Company shall not have cured such reduction or failure within thirty (30) days after receipt of such written notice.

                         (f)  Any  termination  by   the  Company  pursuant
          to paragraphs (b),(c) or (d) above or by you pursuant to paragraph
          (e) above shall be communicated by written Notice of Termination to the other party hereto. For the purposes hereof, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

                         (g) "Date of Termination" shall mean (i) if your employment is terminated by your death, the date of your death, (ii) if your employment is terminated for any other reason (other than pursuant to paragraph (d) above), the date on which a Notice of Termination is given, and (iii) if your employment is terminated pursuant to paragraph (d) above, the date of the second anniversary of the Commencement Date.


                    8.   Compensation   Upon    Termination    or    During
          Disability.

                         (a) If your employment shall be terminated by reason of your death, the Company shall pay, to such person as you shall designate in a notice filed with the Company, or, if no such person shall be designated, to your estate as a lump sum death benefit, an amount equal to any accrued but unpaid Base Salary and a prorated Annual Bonus at the time of your death. This amount shall be exclusive of and in addition to any payments your widow, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan maintained by the Company. Your designated beneficiary or the executor of your estate, as the case may be, shall accept the payment provided for in this paragraph 8 in full discharge and release of the Company of and from any further obligations under this Agreement.

                         (b) During any period that you fail to perform your duties hereunder as a result of incapacity due to physical or mental illness, you shall continue to receive your full Base Salary and a prorated Annual Bonus until your employment is terminated pursuant to paragraph 7(b) hereof. If your employment is terminated by the Company pursuant to paragraph 7(b), the Company shall be discharged and released of and from any further obligations under this Agreement. During any such period and thereafter you shall continue to bear the obligations provided for in paragraph 9 below in accordance with the terms of such paragraph 9.


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

                    (c) If your employment shall be terminated for Cause or you shall terminate your employment other than for Good Reason, the Company shall pay you your full Base Salary through the Date of Termination or the date on which you terminate your employment at the rate in effect at the time Notice of Termination is given or the date on which you terminate your employment. The Company shall be discharged and released of and from any further obligations under this Agreement. Thereafter, you shall continue to have the obligations provided for in paragraph 9 below. Nothing contained herein shall be deemed to be a waiver by the Company of any rights that it may have against you in respect of your actions which gave rise to the termination of your employment for Cause.

                    (d) If the Company shall terminate your employment other than pursuant to paragraphs 7(b), 7(c) or 7(d) hereof or if you shall terminate your employment for Good Reason (whether or not during the first two years of your employment hereunder, but after the expiration of any applicable cure period), then

                              (i) The Company shall continue to pay you your full Base Salary in accordance with normal payroll practices and without interest through the fifth anniversary of the Commencement Date at the rate in effect at the time Notice of Termination is given in accordance with paragraph 7(f) hereof;

                              (ii) The Company shall continue to pay you your Annual Bonus in accordance with normal payroll practices and without interest through the fifth anniversary of the Commencement Date; and

                              (iii) The Company shall maintain in full force and effect, for your continued benefit for the full term of this Agreement, all employee benefit plans and programs in which you were entitled to participate immediately prior to the Date of Termination provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, you shall be entitled to receive an amount equal to the annual contributions, payments, credits or allocations made by the Company to you, to your account or on your behalf under such plans and programs from which your continued participation is barred.

                    (e) If the Company shall terminate your employment hereunder other than pursuant to paragraphs 7(b), 7(c) or 7(d) hereof, or if you shall terminate your employment pursuant to paragraph 7(e) hereof, you agree, during the entire period of time that you are entitled to receive any benefits pursuant to paragraph 8(d) above, to make known your availability for employment involving services of a nature substantially similar and of a comparable stature to those performed by you on behalf of the Company in a manner customary for executives holding positions substantially similar and of a comparable stature to your position with the Company. You agree to keep the Chairman of the Board of the Company (or his designee) apprised of your employment status during such period and , if requested, you will provide appropriate supporting


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued


          documentation with respect to the salary, bonuses or other compensation earned by and benefits made available to you in respect of such employment. In the event you secure employment as described in this paragraph (e), the Company shall be entitled to (i) deduct from the amounts payable to you pursuant to paragraphs 8(d)(i) and 8(d)(ii) above (excluding any accrued but unpaid Annual Bonus through the date of termination) any salary, bonuses or other compensation paid to you in connection with such employment and (ii) terminate your participation in (and shall not be required to pay you any sums in respect of) any employee benefit plans and programs described in paragraph 8(d)(iii) that are substantially similar to any employee benefit plans and programs in which you participate in connection with such new or existing employment. You agree promptly to repay to the Company any amounts paid to you by the Company pursuant to paragraphs 8(d)(i) and 8(d)(ii) which the Company was entitled to deduct from such amounts pursuant to this paragraph (e).

                    (f) If the Company shall terminate your employment hereunder pursuant to paragraph 7(d) hereof, then

                         (i) The Company shall pay you your full Base Salary and Annual Bonus through the Date of Termination (it being understood that you shall receive a full Annual Bonus for both the first and second years);

                         (ii) The Company shall  pay you  as severance,  an
                    aggregate amount of $450,000, which is to be paid over the twelve months following the Date of Termination in equal installments at such times salaries are payable in accordance with normal payroll practices of the Company; and

                         (iii) the Company shall be discharged and released
                    of and from any other further obligations under this Agreement.


                    9.   Restrictive   Covenants    and    Confidentiality;
          Injunctive Relief.

                    (a) You agree, as a condition to the performance by the Company of its obligations hereunder, particularly its obligations under paragraph 3 hereof, that during the term of your employment hereunder and during the further period of one
          (1) year after the termination of such employment, you shall not, without the prior written approval of the Board of Directors of the Company, directly or indirectly through any other person, firm or corporation:

                              (i)       Solicit, raid, entice or induce any
                    person, firm or corporation that presently is or at any time during the term of your employment hereunder shall be a customer of the Company, or any of its subsidiary companies, to become a customer of any other person, firm or corporation, and you shall not approach any such person, firm or corporation for such purpose or authorize or knowingly approve the taking of such actions by any other person; or


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

                              (ii) Solicit, raid, entice or induce any person that presently is or at any time during the term of your employment hereunder shall be an employee of the Company, or any of its subsidiary companies, to become employed by any person, firm or corporation, and you shall not approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person.

                    (b) Recognizing that the knowledge, information and relationship with customers, suppliers, and agents, and the knowledge of the Company's and its subsidiary companies' business methods, systems, plans and policies which you shall hereafter establish, receive or obtain as an employee of the Company or its subsidiary companies, are valuable and unique assets of the respective businesses of the Company and its subsidiary companies, you agree that, during and after the term of your employment hereunder, you shall not (otherwise than pursuant to your duties hereunder) disclose, without the prior written approval of the Board of Directors of the Company, any such knowledge or information pertaining to the Company or any of its subsidiary companies, their business, personnel or policies, to any person, firm, corporation or other entity, for any reason or purpose whatsoever. The provisions of this paragraph 9 shall not apply to information which is or shall become generally known to the public or the trade (except by reason of your breach of your obligations hereunder), information which is or shall become available in trade or other publications, information known to you prior to entering the employ of the Company, and information which you are required to disclose by order of a court of competent jurisdiction (provided that prior to your disclosure of any such information you shall provide the Company with reasonable notice and a reasonable opportunity to seek a protective order to prevent such disclosure).

                    (c) The provisions of this paragraph 9 shall survive the termination of your employment hereunder, irrespective of the reason therefor.

                    (d) You acknowledge that the services to be rendered by you are of a special, unique and extraordinary character and, in connection with such services, you will have access to confidential information vital to the Company's and its subsidiary companies' businesses. By reason of this, you consent and agree that if you violate any of the provisions of this Agreement with respect to diversion of the Company's or its subsidiary companies' customers or employees, or confidentiality, the Company and its subsidiary companies would sustain irreparable harm and, therefore, in addition to any other remedies which the Company may have under this Agreement or otherwise, the Company shall be entitled to an injunction restraining you from committing or continuing any such violation of this Agreement.


                    10. Deductions and Withholdings. The Company shall be entitled to withhold any amounts payable under this Agreement on account of payroll taxes and similar matters as are required by applicable law, rule or regulation of appropriate governmental authorities.



          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

                    11.  Successors; Binding Agreement.

                    (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to you, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would be entitled to hereunder if you terminated your employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall include any successor to the Company's business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 11 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. Except as set forth above, the Company may not assign this Agreement or any of its rights or obligations hereunder, without your prior written consent.

                    (b).  This  Agreement  and  all  your rights here under
          shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate. Your obligations hereunder may not be delegated and except as otherwise provided herein relating to the designation of a devisee, legatee or other designee, you may not assign, transfer, pledge, encumber, hypothecate or otherwise dispose of this Agreement or any of your rights hereunder, and any such attempted delegation or disposition shall be null and void and without effect.


                    (c). This Agreement has been duly authorized by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms. You agree that this Agreement constitutes your legal, valid and binding obligation and is enforceable against you in accordance with its terms.


                    12. Notice. For the purposes of this Agreement, notices and all other communications provided for shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

                    If to you:
                         Mr. Gerald D. Kelfer
                         51 Carolyn Place
                         Chappaqua, NY 10514

                    If to the Company:
                         Avatar Holdings Inc.
                         255 Alhambra Circle
                         Coral Gables, Florida  33134
                         Attention:  Chairman of the Board

          or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.


                    13. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and by the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement constitutes the complete understanding between the parties with respect to your employment and no agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Florida.


                    14.  Validity; Stockholder Approval of Incentive Plan.

                    (a). The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                    (b). The Company hereby undertakes to submit the Incentive Plan for approval by stockholders at the Company's next annual meeting or at a special meeting within nine months of the date hereof. If the stockholders fail to approve the Incentive Plan at such annual meeting (or any adjournment thereof), you may terminate your employment hereunder by communicating a written Notice of Termination to the Company within thirty (30) days following such annual meeting (or any adjournment thereof) at which stockholders failed to approve the Incentive Plan. If you so terminate your employment, the Company shall pay you your full Base Salary and a prorated Annual Bonus through the date on which you terminate your employment, and you and the Company shall be discharged and released of and from any further


          Exhibit 10(g) Employment Agreement between Avatar Holdings Inc. and Gerald D. Kelfer -- continued

          obligations under this Agreement. If you shall not provide a written Notice of Termination on a timely basis, then this Agreement shall remain in full force and effect, except that the Company shall have be discharged and released of and from any further obligation under paragraph 3(d) of this Agreement.


                        15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                    If the foregoing is satisfactory, would you please so indicate by signing and returning to the Company the enclosed copy of this letter whereupon this will constitute our agreement on the subject.


                                             AVATAR HOLDINGS INC.




                                             By:  /s/ Leon Levy
                                                  ---------------------
                                                  Leon Levy
                                                  Chairman of the Board


          ACCEPTED AND AGREED TO:




          /s/ Gerald D. Kelfer
          --------------------
          Gerald D. Kelfer



                                         84